

Corporate Presentation

June 2009

ParkerVision

ParkerVision: Safe Harbor Statement

This document shall not constitute an offer to sell or the solicitation of an offer to buy securities of ParkerVision, Inc. (the "Company").

This presentation may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and is subject to the safe harbor created by those rules. All statements, other than statements of fact, included in this presentation, including without limitation, statements regarding potential future plans and objectives of the Company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following: general economic and business conditions; successful product development activities and deployment; competition; unexpected changes in technologies and technological advances; and the ability to obtain adequate financing in the future. The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosure detailed in certain of the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K, available at http://www.sec.gov. The Company assumes no obligation to update the information contained in this presentation.

ParkerVision: Company Overview

- **Fundamental advancements in RF architectures**
  - Significant investment in development of disruptive technologies with solutions now ready for deployment in targeted mobile handset market
- **Designs, develops and markets proprietary RF technologies and ICs to device OEMs and ODMs**
- **RF transmit and receive solutions enable significant advancements for wireless products**
- **Focus on Mobile Handsets**
  - Provides advanced wireless solutions for current and next-generation mobile communications networks
  - Replaces current solutions which are built from decades-old technology
  - Works across all known cellular standards


ParkerVision

Locations:

Headquarters:	Jacksonville, FL
Engineering Design Center:	Orlando, FL

Ticker (Nasdaq):	PRKR
Website:	www.parkervision.com

Market Cap	~$100 M
52 Week Range	$1.55 - $13.69
Shares Outstanding	~33 M
Options and Warrants Outstanding (WAEP) at March 31, 2009	~6M ($21.30)
Patents Granted (And Filed)	~140 (~90)
Employees Total (% Engineering)	54 (>60%)

Information as of 6/1/09 unless otherwise noted.

Management Team/Board of Directors

Management Team

- **Jeff Parker: CEO and Chairman of the Board**

Founder of ParkerVision; Parker family owns over 10% of company; Prior to ParkerVision, served as Exec VP of a JV partner to Carrier Corporation (Carrier/Parker Electronics) developing mixed signal ASIC's for electronic HVAC controls. JV acquired by United Technologies Carrier Corp. Holds 25 patents.

- **David Sorrells: CTO and Director**

15 years as head of PRKR R&D team since company's inception. Led the development of advanced mixed signal ASIC's at Carrier/Parker Electronics. Holds 88 patents

- **Cindy Poehlman: CFO**

20 years experience in financial/accounting management positions including 6 years big-five public accounting. Head of ParkerVision finance & accounting since 1994.

- **John Stuckey: Executive VP**

15 years experience in key management positions in marketing, product management, business development and strategic acquisitions for global technology firms such as Thomson, Inc.

- **Domingo Figueredo: VP Engineering**

30 years experience in key management positions in engineering, manufacturing, R&D and product development at Hewlett-Packard (Agilent), and most recently as VP of Analog Business Unit of Hitachi Semiconductor America (Renesas).

Independent Directors

- **William Hightower:**

Executive management background with a number of publicly held companies including serving as President, COO & Director of Silicon Valley Group, Inc., Division President AT&T; retired.

- **John Metcalf: Audit Committee Chair**

18+ years experience as CFO of semiconductor companies; CFO Partner with Tatum LLC since 2002; currently retired.

- **William Sammons:**

Executive management background including serving as President of the North American operations of Carrier Corporation in early 80s; retired since 1985.

- **Dr. Nam Suh: Compensation Committee Chair**

President of Korea Advanced Institute of Science & Technology since 2006; former MIT dean and faculty member, specializing in mechanical engineering, manufacturing and productivity.

- **Robert Sterne: Nominating Committee Chair**

Founding partner of Sterne, Kessler, Goldstein & Fox, PLLC, specializing in intellectual property law; counsels numerous communications companies including Qualcomm, Broadcom & Google.

- **Papken der Torossian:**

Executive management background with several publicly held companies including serving as CEO of Silicon Valley Group, Inc, CEO of ECS Microsystems, and President at Plantronics.

Market Needs – Cellular Mobile Wireless

Network Trends:

- Carriers are spending Billions to be a single source for wireless voice/data/video
- "Build it and they will come" approach; 3G+ adds user capacity and faster data speeds with 4G continuing this trend
- 4G network rollouts planned as early as 2010


CARRIERS
ParkerVision
HANDSET OEMs
CHIPSET VENDORS

Market Needs – Cellular Mobile Wireless

Consumers:

- Mobile handsets are one of the world's largest consumer markets!
- High demand for wireless services
  - Wireless replacing wired
  - Text messaging and email
  - Music and Video
  - Large Data Downloads
- Handsets rapidly becoming multi-use device: Phone + Mobile PC


CONSUMERS
ParkerVision
HANDSET OEMs
CHIPSET VENDORS

Market Needs – Cellular Mobile Wireless

Carrier/Consumer Challenges:

- Longer battery life
  - 2G talk-time was 5-6 hrs but 3G talk-time is halved 4G will have similar issues
  - Data use = short battery life
  - Widespread complaint
- Reduced device cost
  - Less expensive = more subscribers
- More features in the same size


CARRIERS
CONSUMERS
ParkerVision
HANDSET OEMs
CHIPSET VENDORS

Market Needs – Cellular Mobile Wireless

Motivated to provide best-in-class handsets with:
- Longer battery life
- Less expensive fully-featured phones
- Faster data rates
- More reliable connectivity
- Better form factors

- Very competitive high-stakes market
- Now rely on Chipset Vendors to enable better solutions


Carriers
Consumers
ParkerVision
HANDSET OEMs
CHIPSET VENDORS

Market Needs Overview


Carriers
Consumers
ParkerVision
HANDSET OEM'S
CHIPSET VENDORS

Trends:
- Major consolidation
- Commoditization of components
- Growth expected in both the high and low end categories

Needs:
- Competitive differentiation
- Smaller, less expensive, less power consuming radios (RF)
- RF design time & production yields to behave more like digital

ParkerVision's Technological Advantages

Cost Savings

BOM savings of up to ~50%* when compared to traditional solutions .

BOM savings is a result of one or more of the following factors: (a) elimination of redundant transmit chains in multi-mode devices; (b) elimination of certain supporting components; (c) less expensive silicon process required for power amplification.

Additional cost savings expected from improved manufacturing yield

d2p™ unified architecture reduces variances between RF components which is expected to result in improved yield at phone board level

*Savings are estimated based on comparison of PRKR solution to 3G applications that are currently shipping in high volume; Savings will vary based on complexity of application, specifications and competitive offering used for comparison.

Space Savings

Board space savings of up to ~80%* in the RF section when compared to traditional solutions

Higher levels of integration and reduction of need for redundant transmit chains to support multi-mode operation enable significant space savings

Space savings translate into lower cost and/or additional features in same form factor

Lower Power Consumption

Up to ~50%* improvement in talk times when compared to traditional solutions for a typical suburban user profile, or

Enables maintenance of existing talk time with smaller battery

Less power consumption = less heat which enables higher levels of integration

Mobile Handset Market Size

Total Mobile Handsets

Over 1 Billion Handsets Predicted in 2009

- Although overall handset shipments expected to decline in 2009, industry reports indicate increases in both low-end handsets for emerging markets and high-end smartphones.
- Additional opportunities exist in embedded data-cards, dongles, pico & femto-cells

3G-4G Mobile Handsets

3G+ Market expected to grow from over 400M handsets in 2008 to nearly 1 billion by 2013

- 3G/4G cell phone standards include WCDMA, HSPA, LTE and Wi-Max.
- WEDGE = WCDMA (3G), EDGE (2.5G), GSM (2G)
- HEDGE = HSPA(3.9G), WCDMA, EDGE, GSM
- ParkerVision's solutions provide the greatest benefit in these 3G & 4G applications where the requirements for processing highly complex waveforms are in direct opposition to the goals of smaller size, lower cost and better battery life.

3G & 4G Projected Shipments as a % of Total Handset Market


60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
2009
2010
2011
2012
2013

Industry data based on 2008 and early 2009 industry reports and trends.

Existing Customers

LG Innotek

Major component supplier in majority of LG's cell phones today

- Development partner since late 2008 - future chipset customer
- Needed differentiated multi-mode HEDGE RF solution
- HEDGE market is one of the fastest growing in industry with 186M HEDGE units predicted in 2010 based on 2008 industry forecasts.

CONFIDENTIAL

Worldwide supplier of 3G chipsets

- Licensor of both D2P™ and D2D™ since late 2007
- Desire to offer differentiated RF solution
- Production-ready silicon delivered in Dec. 2008 for 2009 production
- Currently shipping chipsets in millions per month
- Initial 12-month royalty revenue estimated to be $5 - $10 million

ITT

Tier One vendor of military communications for U.S. government operations

- Licensor of D2P technology since 2007
- Sought multi-mode, highly-efficient RFICs for mobile radios
- Cumulative royalties under multi-year contract estimated to be $25 million
- Additional opportunities to expand revenue (e.g. D2D, development services)

SHARP
LG
RIM
SAMSUNG
NOKIA Connecting People
Sony Ericsson
MOTOROLA

U.S. ARMY
U.S. AIR FORCE
Department of the Navy, United States of America

Business Model and Total Available Market

Business Model

Licensing IP to OEMs and ODMs under a royalty-based revenue model; may also include fees for engineering design services.

Fabless production and sale of unpackaged integrated circuits to others for incorporation into packaged modules (IC's are produced under our outside foundry relationships -currently IBM and TSMC).

Revenue Opportunity

Assuming an equal blend of business from royalties and IC sales, total available market for PRKR solutions (in 3G/4G mobile handsets) is estimated to be over $1.5 billion annually for the next 5 years*

* Estimates based on a number of internal and external projections including projected royalty rates, projected ASP for ICs, product mix and number of 3G and 4G handsets sold annually, among others. Changes in any of these factors could significantly impact the projected total available market.



Estimated TAM for 3G/4G*
In $ millions
$2,500
$2,000
$1,500
$1,000
$500
$-
2009
2010
2011
2012
2013

ParkerVision: Execution Strategies

Product Execution

Develop the reputation for being the "go to" company for advanced RF solutions

- Time to market reliability
- Design simplicity
- Manufacturing yield and throughput superiority

Continue Building Intellectual Property

Capitalize on our IP momentum

- Continue to protect internally developed technologies via an aggressive patent development program.

Leverage Existing Customer Relationships to Accelerate Market Adoption

- Receive initial royalty revenues from our first commercial customer in 2009 with significant growth thereafter.
- Complete joint HEDGE solution development with LGI & generate chip revenue ramp beginning in 2010.
- Continue support for ITT to deploy d2p in military mobile wireless applications with revenues expected in 2nd half 2009.
- Work with existing customers to co-market ParkerVision-based solutions to expand their customer base and ParkerVision's revenue opportunities.
- Create greater market awareness of the benefits and availability of ParkerVision's unique technology to drive increased market influence by network carriers and handset OEMs.

Current Financials: Balance Sheet

Balance Sheet Highlights (unaudited)

(in thousands)	March 31, 2009	December 31, 2008
Cash and cash equivalents	$ 10,792	$ 4,815
Other current assets	658	855
Property and equipment, net	1,064	1,377
Other assets, net	10,890	10,929
Total assets	$ 23,404	$ 17,976
Current liabilities	$ 1,458	$ 1,627
Deferred rent	210	239
Shareholders' equity	21,736	16,110
Total liabilities and shareholders' equity	$ 23,404	$ 17,976

Balance Sheet

- No debt.
- Company has significant investment in its patent portfolio with 4-5 new patents issuing quarterly and believes its IP to be well protected.

Historical Cash Usage

- Cash used for operations was approx. $3.4M per quarter in 1st quarter of 2009 with no revenue (reduced from 2008 average per quarter of approximately $4.3M.)
- Raised ~$9.4M in private and public offerings of securities in March 2009; approximately 6M shares of common and 0.4M warrants were issued in connection with these offerings.

Current Financials: Results of Operations

Summary of Results of Operations (unaudited)

(in thousands, except per share amounts)	Three Months Ended March 31, 2009	2008
Revenue, net	$ -	$ -
Cost of goods sold	-	-
Gross margin	-	-
Research and development	3,000	2,953
Marketing and selling	615	650
General and administrative	1,564	1,440
Total operating expense	5,179	5,043
Interest and other	38	141
Net loss	$ (5,141)	$ (4,902)
Basic and diluted loss per common share	$ (0.18)	$ (0.19)

Results of Operations

- We expect revenue from existing customers to begin in 2009.
- Tax loss carryforward of over $180M will be used to offset future profits.
- Non-cash share-based compensation represents $1.4 M or 27% of Q1 2009 operating expenses and $0.6M or 12% of Q1 2008 operating expenses.

Per Share Amounts

- Per share amounts are based on weighted average shares outstanding of 28.6M and 25.6M for Q1 2009 and Q1 2008, respectively.
- Options, warrants and unvested RSUs of 6.6M and 6.2M , respectively are excluded from the fully diluted EPS calculations of Q1 2009 and Q1 2008 as they are anti-dilutive.
- Fully diluted shares include ~6M options & warrants with a weighted average exercise price of $21.30/share

ParkerVision: Summary

Technology brings substantive benefits to 3G products currently being deployed and the 4G products of the future

- Reduces BOM cost; Reduces manufacturing cost; Lowers power consumption; and Enables smaller size through higher levels of integration

Existing customer relationships allow for significant market share opportunities in the fastest growing segments of the market

- Low-end 3G offering with chipset customer (initial revenues expected in 2009)
- High-end HEDGE offering with LGI (shipments expected to begin in 2010)
- ITT revenue in military wireless applications expected in 2009

Technology well positioned in high volume mobile handset market

- Over 1 Billion handsets sold annually; 3G+4G growth expected to outpace overall market growth
- PRKR anticipates first mobile handsets with d2p technology inside to ship in 2009 (first phone samples expected within one month)

Intellectual property is protected through an aggressive patent development program

- ~140 patents issued and ~90 additional patents pending
- Patents have been issuing at an average rate of 5 per quarter for the last 6 quarters
- Recognized by The Patent Board™ for scientific innovation



ParkerVision